UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34735

(Commission File Number)

26-1251524

(I.R.S. Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

            Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2018, Ryerson Holding Corporation (the “Company”) entered into Amendment No. 2 to the Credit Agreement (the “Second Amendment”) by and among the Company, Joseph T. Ryerson & Son, Inc. (“JTR”), the wholly-owned subsidiary of the Company, and certain directly and indirectly wholly-owned subsidiaries of JTR (such subsidiaries together with JTR, the “Borrowers”), certain directly and indirectly wholly-owned subsidiaries of JTR as guarantors of obligations under the Credit Agreement as amended by the Second Amendment (such subsidiaries and the Company, “Guarantors”), the lender parties thereto, and Bank of America, N.A. (“Bank of America”), as administrative agent and collateral agent. The Second Amendment amends the Credit Agreement, dated as of July 24, 2015 (as amended by the First Amendment, dated as of November 16, 2016, the “Original Credit Agreement” and as further amended by the Second Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Guarantors, the lenders party thereto and Bank of America, as administrative agent and collateral agent. The Amended Credit Agreement increases the size of the Original Credit Agreement from $750 million (the “Original Credit Facility”) to $1 billion (the “Amended Credit Facility”).

All other material terms of the Amended Credit Facility remain unchanged from the Original Credit Facility. For additional information about the terms of the Original Credit Facility, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 29, 2015 and November 16, 2016 the relevant portions of which are incorporated herein by reference.

A copy of the Second Amendment, which includes the Amended Credit Agreement, is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The above description of the Second Amendment and the Amended Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the texts of the Second Amendment and the Amended Credit Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibits
10.1	Amendment No. 2, dated as of June 28, 2018 to Credit Agreement dated as of July 24, 2015, among Ryerson Holding Corporation, Joseph T. Ryerson & Son, Inc., Wilcox-Turret Cold Drawn, Inc., Ryerson Procurement Corporation, Southern Tool Steel, LLC, Ryerson Canada, Inc., and each of the other borrowers and guarantors, the lenders party thereto, and Bank of America, N.A., as the administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018

RYERSON HOLDING CORPORATION

By:	/s/ Erich Schnaufer
Name:	Erich Schnaufer
Title:	Chief Financial Officer